Exhibit 99.1

CORPORATE OVERVIEW October 2021

2 2 FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of, and made pursuant to the safe harbour provisions of, The Private Securities Litigation Reform Act of 1995. All statements contained in this document, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding possible or assumed future results of operations, business strategies, research and development plans, regulatory activities, market opportunity, competitive position and potential growth opportunities are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “aim,” “seek,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “forecast,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect the our business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control, including, among others: our ability to successfully advance our current and future product candidates through development activities, preclinical studies, and clinical trials; our reliance on the maintenance on certain key collaborative relationships for the manufacturing and development of our product candidates; the timing, scope and likelihood of regulatory filings and approvals, including final regulatory approval of our product candidates; the impact of the COVID-19 pandemic on our business and operations; the performance of third parties in connection with the development of our product candidates, including third parties conducting our future clinical trials as well as third-party suppliers and manufacturers; our ability to successfully commercialize our product candidates and develop sales and marketing capabilities, if our product candidates are approved; and our ability to maintain and successfully enforce adequate intellectual property protection. These and other risks and uncertainties are described more fully in the “Risk Factors” section of our most recent filings with the Securities and Exchange Commission and available at www.sec.gov. You should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in the our forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

3 3 CENTURY THERAPEUTICS - EMERGING LEADER IN iPSC CELL THERAPIES EMPLOYEES INCLUDING EXPERIENCED LEADERS AND ENTREPRENEURS ~120 COMPREHENSIVE iPSC CELL PLATFORM FOR IMMUNE EFFECTOR CELLS LEAD PROGRAM ON TRACK TO FILE IND IN MID 2022 STATE-OF-THE ART GMP MANUFACTURING FACILITY EXPECTED TO BE OPERATIONAL 1Q 2022 IN CASH, CASH EQUIVALENTS AND MARKETABLE SECURITIES AS OF 6/30/2021 $440M GENETIC & PROTEIN ENGINEERING, PROCESS DEVELOPMENT, AND IMMUNO-ONCOLOGY EXPERTISE WITH CENTERS OF EXCELLENCE IN SEATTLE AND ONTARIO HEADQUARTERED IN PHILADELPHIA PRODUCT CANDIDATE ENGINE WITH PIPELINE IN SOLID AND HEMATOLOGIC MALIGNANCIES

WE ARE BUILDING A NEXT GENERATION CELL THERAPY PLATFORM



Receptive to complex genetic editing
Significant replication capacity
Streamlined manufacturing and consistent product
iPSC derived
Limited gene editing potential
Finite replicative capacity
Allogeneic (Healthy donor derived)
Lengthy, expensive manufacturing
Potential weakened or damaged donor cells
Autologous (Patient derived)

CENTURY THERAPEUTICS

NEXT GENERATION ALLOGENEIC iPSC-BASED PLATFORM

Hypoimmunogenic products generated with Allo-Evasion™ technology

ALLO-EVASION™ PRODUCES HYPOIMMUNOGENIC CELLS

- To potentially prevent graft rejection by patient and enhance persistence

FIT-FOR-PURPOSE PRODUCTS WITH 6+ GENE EDITS

- Cutting edge CRISPR gene editing

MULTISPECIFIC TUMOR TARGETING

- CAR engineering with VHH technology

CAR-iNK AND CAR-iT CELL PLATFORMS

- Access to both cell platforms provides optionality and potential opportunity to develop combination regimens

CENTURY THERAPEUTICS
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5 5 Osvaldo (Lalo) Flores, CEO Hy Levitsky, President R&D Adrienne Farid, COO Greg Russotti, CTO Luis Borges, CSO Michael Diem, CBO PROVEN LEADERSHIP TEAM

6 6 FOUNDATIONAL INVESTMENTS IN iPSC KNOW- HOW AND MANUFACTURING 6 In-House Manufacturing accelerates learnings and enables faster product iteration • Century facility expected to be operational by early 2022 • 53,000 ft2 facility • Designed to produce multiple immune cell types • Two sites provides optionality and maximizes flexibility Significant acceleration of platform and product development iPSC License and collaboration agreement established in 2018 • Access to clinical grade iPSC lines • Exclusive IP and know-how to generate immune effector cells using feeder-free methods (NK, T, Mac, DC) • Dedicated FCDI GMP manufacturing capacity for Century’s product candidates • Leveraging two decades of research & investment at University of Wisconsin and FCDI

CRYOPRESERVED DRUG PRODUCT POTENTIALLY ENABLES IMMEDIATE DOSING AT CLINICAL SITES


Drug product production, stored frozen
Ready for immediate thawing and dosing at hospital pharmacy
Cell Source
Formulation
Freezing
Storage
Thawing
Dilution
Administration
1 Cell State
2 Cryopreservative
3 Freezing
4 Thaw
5 Dilution

- Ability of NK cells to withstand cryopreservation depends not only on the freezing step itself, but on multiple factors in the entire process preceding and following freezing
- All factors are being addressed to characterize the impact of cryopreservation on the NK cell product (especially its impact on yield, activity, stability and consistency)

CENTURY THERAPEUTICS
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8 8 Allogeneic, donor-derived Multiple donors Fewer doses per batch • Complex manufacturing, heterogeneous product, limited scale • Limited genetic engineering options Allogeneic, iPSC-derived Greater doses per batch • Efficient manufacturing, homogeneous product, greater scale • Likely unlimited genetic engineering options Single Donor iPSC TECHNOLOGY CAN OVERCOME LIMITATIONS OF DONOR DERIVED PLATFORMS

9 9 INTEGRATED CELL ENGINEERING AND MANUFACTURING Precision editing • Proprietary, high efficiency CRISPR-mediated homology directed repair reduces off-target integration • Stepwise gene editing avoids risky multiplex modification and structural variants • Safety switch enables elimination if necessary Clonal master cell banking • Master cell banks (MCB) generated from engineered single cell clone to produce uniform products • Comprehensive characterization with multiple, complementary methods • Evaluation performed on homogeneous bank for increased detection High quality product • Manufacturing starts with MCB confirmed to be free from genetic aberrations • Genetic safety monitored at multiple points of manufacturing process through drug production Reduced Risks Increased Detection Quality Control Platform allows for rapid product iteration and high-quality control standards

CENTURY'S CRISPR-MEDIATED iPSC GENE EDITING

Highly uniform product candidates derived from fully characterized single-cell clones

Proprietary CRISPR-MAD7 mediated homology directed repair (HDR)

- MAD7 licensed from Inscripta. Methodology developed at Century
- HDR technology enables precise gene KOs and transgene KIs
- CRISPR protein and guide RNAs delivered using RNP (non-viral)

Fully characterized, homogeneous drug products

- Sequential gene editing steps allow:
  - Introduction of multiple gene modifications
  - Limit alterations and structural variants (i.e., translocations, inversions)
- Master cell banks (MCBs) generated from single-cell clones
- MCBs fully characterized and de-risked genetically
  - Whole genome sequencing
  - Copy number variation (CNV) analysis
  - Transgene copy number by ddPCR

iPSC Precision Engineering


Original gene
CRISPR nuclease
Replacement gene

CRISPR-mediated HDR (MAD7)

CENTURY THERAPEUTICS

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11 11 CENTURY’S DIFFERENTIATED APPROACH TO OPTIMIZING ANTI-TUMORAL RESPONSE Potentially maximizing durability of clinical responses and efficacy and overcome limitations of existing cell therapy technologies Genetic Engineering (To improve fitness) Manufacturing Optimization (To improve product quality) Engineered CAR-iNK or CAR-iT cells Allo- EvasionTM To avoid host vs graft Repeat Dosing To replenish cell product

OVERCOMING ALLOREACTIVITY CHALLENGES

Current limitations


GvHD
Host vs graft
Allogeneic CAR-T
Host vs graft
NK cell, CAR-NK

Graft versus Host Disease
- Donor T cells recognize patient as non-self

Alloreactive Rejection
- Patient/host recognizes allogeneic product as foreign

Century's solution


CAR-iT with Trusted TCR, Allo-evasion™
CAR-iNK with Allo-evasion™

Prevention of Graft versus Host Disease
- GvHD is circumvented with Trusted TCR

Avoids Alloreactive Rejection
- Allo-evasion™ engineering enables the avoidance of host detection and destruction

CENTURY THERAPEUTICS
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13 13 ALLO-EVASIONTM 1.0 DESIGNED TO OVERCOME 3 MAJOR PATHWAYS OF HOST VS GRAFT β2M KO (HLA-I) HLA-E KI CIITA KO (HLA-II) CD8+ T Cell CD4+ T Cell NK cell Deletion of β 2M, a protein required to express HLA-1 on the cell surface prevents recognition by CD8 T cells Knock out of CIITA eliminates HLA-II expression to escape elimination by CD4 T cells Knock-in of HLA-E prevents killing by NK cells

14 14 Not for further distribution ILLUSTRATIVE POTENTIAL OF ALLO-EVASIONTM ON CELLULAR PHARMACOKINETICS Repeat doses With Allo-EvasionTM engineering Without Allo-EvasionTM engineering Time Cell count Initial dose Minimum threshold to maintain pharmacological pressure

15 15 CNTY-101: CAR-iNK CANDIDATE IN R/R B-CELL LYMPHOMA CNTY-101 may change the lymphoma treatment paradigm given its potential: • To treat patients immediately upon diagnosis • To employ milder lymphodepletion regimens • To enhance overall response rate and duration of response based on the anticipated ability to repeat dose IND filing on track for mid-2022 • P1 in RR NHL set to initiate 2H22 • Generates POC for CAR iNT therapy and allo-evasion technology Confidential: Not for further distribution CNTY-101 HLA-I Knockout IL-15 Safety switch HLA-II Knockout CD19 CAR Allo-evasionTM edits HLA-E

16 16 iNK CELL PLATFORM IS OUR MOST ADVANCED PLATFORM CNTY-101, our first product candidate is a CAR-iNK cell engineered with multiple features 0 5 10 15 20 0 2.0×108 4.0×108 6.0×108 8.0×108 1.0×109 1.2×109 Day Post-tumor Implantation Average Radiance (p/s/cm²/sr) ± SEM CAR-iNK CAR-iNK CAR-iNK Tumor only CAR-iNK NALM-6 tumor xenograft model CAR-iNK Cells Have Significant* Anti-Tumor Activity In Vivo *Statistically significant (p=0.0027)

17 17 Product iPSC Platform Targets Indications Ownership Expected IND Submission Discovery Preclinical Phase 1 Phase 2 Phase 3 CNTY- 101 iNK CD19 Lymphoma Mid 2022 CNTY- 103 iNK CD133 + EGFR Glioblastoma 1H 2023 CNTY- 102 iT or iNK CD19 + CD79b Lymphoma 2H 2023 CNTY- 104 iT or iNK Multi- specific Acute Myeloid Leukemia 1H 2024 Hematologic Tumors Solid Tumors Product candidate pipeline across cell platforms and targets in solid and hematologic cancers PIPELINE

18 18 CENTURY iT CELL PLATFORM: TrueT CELLS WITH TRUSTED TCRS Not for further distribution Unique features of Century’s iT cell platform: • Retention of a functional TCR intended to improve iT cell differentiation and functionality • Use of Trusted αβ and γδ which are not expected to mediate GVHD Trusted TCR is a αβ viral antigen specific TCR αβ CAR iT CAR αβ TCR Trusted TCR is a γδ TCR, which does not recognize HLA bound peptides γδ CAR iT CAR γδ TCR Currently Exploring Two Major T Cell Subsets To Develop Century’s iT Cell Platform

19 19 Not for further distribution γδ IT CELLS IS ONE OF THE T CELL PLATFORM OPTIONS WE ARE CURRENTLY EXPLORING TO GENERATE TrueT CELLS CAR-iT CELL PLATFORM: γδ CAR-IT CELLS TrueT Cells True CAR-iT cells kill lymphoma cells similarly to peripheral blood CAR-T cells 98.9 CAR 95.2 Differentiation of γδ CAR-iT cells from T-iPSC 0 10 20 30 40 0 20 40 60 80 100 Time (hours) Normalized Target Count (% of cell line alone control) γδ CAR-iT PBMC CAR-T Tumor cell killing CD19+ Reh target cells CAR iT

20 20 OUR iT CELL PLATFORM IS CLOSELY BEHIND AND MAKING DEMONSTRABLE PROGRESS Developing αβ and γδ iT platforms with Trusted TCRs that are not expected to cause GvHD 0 5 10 15 20 0 5.0×108 1.0×109 1.5×109 2.0×109 2.5×109 Day Post-tumor Implantation Average Radiance (p/s/cm²/sr) ± SEM CAR-iT Tumor only CAR-iT NALM-6 tumor xenograft model CAR-iT Cells Have Significant* Anti-Tumor Activity In Vivo *Statistically significant (p<0.0001)

21 21 iPSC-DERIVED γδ iT CELLS MEDIATE SERIAL KILLING AGAINST LYMPHOMA CELLS Not for further distribution 0 25 50 75 100 125 150 175 200 225 250 0 1×106 2×106 3×106 4×106 Time (hours) Incucyte RCU x µ m 2 /well γδ CAR-iT PBMC CAR-T γδ CAR-iT and PBMC CAR-T cells have similar serial killing activity over 10 rounds of tumor cell killing

22 22 CATALYSTS Event Estimated Timing Close IPO with gross proceeds of $243M 2Q21 Solicit Pre-IND written feedback for CNTY-101 3Q21 CNTY-101 enters IND enabling studies and manufacturing 4Q21 cGMP manufacturing facility in Branchburg NJ expected to be fully operational 1Q22 In vivo POC for CNTY-103 in GBM 1H22 CNTY-101 IND filing Mid-2022 Initiate CNTY-101 P1 study R/R NHL 2H22 Preliminary safety from CNTY-101 P1 1H23 Not for further distribution

23 23 CENTURY’S NEXT GENERATION iPSC TECHNOLOGY PLATFORM Broad product pipeline with first 1st IND submission targeting Mid- 2022 Precision gene editing Advanced manufacturing Allo-Evasion™ Protein engineering iPSC-derived NK cells iPSC-derived T cells Comprehensive allogeneic iPSC- based cell platform